UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 14, 2009
Date of Report (Date of earliest event reported)
Cuisine Solutions, Inc.
(Exact name of registrant as specified in its charter)

DE	001-32439	52-0948383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2800 Eisenhower Ave Suite 450, Alexandria, VA	22314

(Address of principal executive offices)	(Zip Code)
703-270-2900
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events
9.01 Financial Statements and Exhibits
Signatures
EX-99.1 PRESS RELEASE DATED MAY 14, 2009

Item 8.01  Other Events

On May 14, 2009, Cuisine Solutions, Inc. issued a press release announcing its upcoming release of financial results and conference call for the fiscal year 2009 third quarter ended April 4, 2009.

The press release issued on May 14, 2009 is furnished herewith as Exhibit No. 99.1 to this report, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1   Press Release issued by Cuisine Solutions, Inc., dated May 14, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.
Date: May 14, 2009	By:	/s/ Ronald Zilkowski
Ronald Zilkowski
Chief Financial Officer